The UBS Funds

Summary Prospectus Supplement | July 27, 2023

Includes:

•  UBS Multi Income Bond Fund

Dear Investor,

The purpose of this supplement is to update the information in the Summary Prospectus, dated October 28, 2022, for UBS Multi Income Bond Fund (the "Fund"), a series of The UBS Funds, as follows:

Craig G. Ellinger no longer serves as a portfolio manager for the Fund. The remaining portfolio managers of the Fund, Scott Dolan, Branimir Petranovic, Jeffrey Haleen, and David Kim, will assume Mr. Ellinger's portfolio management responsibilities for the Fund.

Additionally, the information under the heading "Portfolio managers" in the Summary Prospectus is deleted in its entirety and replaced by the following:

• Scott E. Dolan, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

• Branimir Petranovic, portfolio manager of the Fund since 2018.

• Jeffrey Haleen, portfolio manager of the Fund since 2018.

• David Kim, portfolio manager of the Fund since June 2022.

Therefore, effective immediately, all references to Craig G. Ellinger are hereby deleted in their entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1232